UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 27, 2020 (November 25, 2020)

Inspyr Therapeutics, Inc.

(Exact name of registrant as specified in Charter)

Delaware	0001421204	20-0438951
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

2629 Townsgate Road, Suite 215
Westlake Village CA 91362

(Address of Principal Executive Offices)

818-661-6302

(Issuer Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered pursuant to Section 12(b) of the Act:

Title of Class	Trading Symbol	Name of Each Exchange on Which Registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry into a Material Definitive Agreement.

On November 25, 2020, Inspyr Therapeutics, Inc. (the “Company”) entered into a conversion price adjustment agreement (the “Agreement”) with Sabby Healthcare Master Fund, Ltd. and Sabby Volatility Warrant Master Fund, Ltd. (collectively, “Sabby”). Pursuant to the Agreement, approximately $2,383,150 in outstanding senior convertible debentures (the “Debentures”) held by Sabby were amended such that their conversion prices into common stock (“Common Stock”) of the Company are equal to the lesser of (i) $0.33 and (ii) 85% of the lowest volume-weighted average price during the five trading days immediately prior to the date of conversion.

The information set forth herein is qualified in its entirety by the terms contained in the Agreement, a copy of which is attached to this report as Exhibit 10.01.

Item 5.03     Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

As previously disclosed in the Definitive Information Statement filed by the Company on November 4, 2020, pursuant to a joint written consent of the Board of Directors and a majority of the voting power of the Company’s stockholders, the Company’s shareholders approved amending and restated the Company’s Certificate of Incorporation to (i) increase the Company’s authorized Common Stock from 150,000,000 shares to 1,000,000,000 shares and (ii) increase or decrease (but not below the number of shares of such class outstanding) the number of authorized shares of the class of Common Stock or Preferred Stock by the affirmative vote of the holders of a majority in voting power of the outstanding shares of capital stock of the Company irrespective of the provisions of Section 242(b)(2) of the Delaware General Corporation Law.

The Company filed the Amended and Restated Certificate of Incorporation (“Amended and Restated Certificate”) with Delaware’s Secretary of State reflecting the foregoing changes with an effective date and time of November 27, 2020.

The information set forth herein is qualified in its entirety by the terms contained in the Amended and Restated Certificate, a copy of which is attached to this report as Exhibit 3.01(i).

Item 9.01    Financial Statement and Exhibits.

Exhibit No.	Description
3.01(i)	Amended and Restated Certificate of Incorporation
10.01	Conversion Price Adjustment Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 27, 2020

Inspyr Therapeutics, Inc.

By:	/s/ Michael Cain
Michael Cain Chief Executive Officer

INDEX OF EXHIBITS

Exhibit No.	Description
3.01(i)	Amended and Restated Certificate of Incorporation
10.01	Conversion Price Adjustment Agreement